Exhibit 99.1
INDEX TO PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2008	P-3

Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the three months ended March 31, 2008	P-4

Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the year ended December 31, 2007	P-5

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements	P-6

PRO FORMA FINANCIAL INFORMATION
     The following unaudited pro forma condensed combined consolidated balance sheet combines the pro forma consolidated balance sheets of Community Bankers and TransCommunity as of March 31, 2008, giving effect to the merger of Community Bankers and TransCommunity, as if the merger with TransCommunity had been consummated on March 31, 2008, and combines the pro forma consolidated balance sheets of Community Bankers, TransCommunity and BOE as of March 31, 2008, giving effect to the merger of Community Bankers and TransCommunity and the merger of Community Bankers and BOE, as if the mergers had been consummated on March 31, 2008. The following unaudited pro forma condensed combined consolidated statements of income combine the pro forma statements of income of Community Bankers and the historical statements of operations of TransCommunity for the three-month period ended March 31, 2008, and the year ended December 31, 2007, giving effect to the merger with TransCommunity, as if it had occurred at the beginning of all periods presented, and combine the pro forma statements of income of Community Bankers, the historic statements of operations of TransCommunity and the historic statements of income of BOE for the three-month period ended March 31, 2008, and the year ended December 31, 2007, giving effect to both the merger with TransCommunity and the merger with BOE, as if they had occurred at the beginning of all periods presented.
     The unaudited pro forma condensed combined consolidated financial statements described above should be read in conjunction with the historical financial statements of Community Bankers, TransCommunity and BOE and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the mergers taken place on the dates noted, or the future financial position or operating results of the combined company.

COMMUNITY BANKERS TRUST CORP.
TRANSCOMMUNITY FINANCIAL CORPORATION
BOE FINANCIAL SERVICES OF VIRGINIA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
March 31, 2008
	Community					BOE Financial			Pro Forma
	Bankers	Transcommunity	Pro Forma		Pro Forma	Services of	Pro Forma		Combined
	Trust Corp.	Financial	Acquisition		Combined (CBT	Virginia, Inc	Acquisition		(CBT, TFC &
	(CBT)	Corporation (TFC)	Adjustments		& TFC)	(BOE)	Adjustments		BOE)
		(In thousands, except per share data)
ASSETS
Cash and due from banks	63	3,729	57,957	(B)	48,927	4,222	—		53,149
	—	—	(11,670)	(J1)	—	—	—		—
	—	—	(1,152)	(A1)	—	—	—		—
Federal funds sold	—	671	—		671	4,038	—		4,709
Cash and United States Treasury securities held in trust fund	57,957	—	(57,957)	(B)	—	—	—		—
Securities available for sale, at fair value	—	12,178	—		12,178	52,500	—		64,678
Securities held to maturity	—	—	—	(E)	—	5,136	2	(N)	5,138
Loans, net of allowance for loan losses	—	220,054	1,423	(E)	221,477	228,586	656	(N)	450,719
Premises and equipment, net	50	8,234	675	(E)	8,959	10,801	2,684	(N)	22,444
Core deposit intangible	—	—	5,308	(E)	5,308	—	9,643	(N)	14,951
Goodwill	—	—	21,348	(F)	21,348	—	16,891	(O)	38,239
Other assets	1,637	6,859	(1,854)	(C2)	6,642	10,565	(4,078)	(L2)	13,129

Total Assets	59,707	251,725	14,078		325,510	315,848	25,798		667,156

LIABILITIES
Deposits:
Noninterest bearing	—	26,711	—		26,711	26,876	—		53,587
Interest bearing	—	191,071	1,954	(E)	193,025	226,117	992	(N)	420,134

Total Deposits	—	217,782	1,954		219,736	252,993	992		473,721
Federal funds purchased	—	—	—		—	—	—		—
Federal Home Loan Bank advances	—	—	—		—	24,500	—		24,500
Trust preferred capital notes	—	—	—		—	4,124	—		4,124
Other liabilities	2,595	1,082	2,673	(C)	9,041	3,802	2,190	(L)	15,263
	—	—	2,691	(C1)	—	—	230	(L1)	—

Total liabilities	2,595	218,864	7,318		228,777	285,419	3,412		517,608

Common stock, subject to conversion,
1,499,999 shares at conversion value	11,670	—	(11,670)	(J1)	—	—	—		—

STOCKHOLDERS’ EQUITY
Community Bankers Acquisition Corp.
Preferred stock, $0.01 par value
Authorized 5,000,000 shares; none issued	—	—	—		—	—	—		—
Common Stock, $0.01 par value
Authorized 50,000,000 shares	94	—	65	(A)	144	—	70	(K)	214
			(15)	(J1)
Additional paid-in capital	43,008	—	51,226	(A)	94,249	—	52,745	(K)	146,994
			15	(J1)
Earnings accumulated during the development stage	2,340	—	—		2,340	—	—		2,340

Transcommunity Financial Corporation
Common Stock, $0.01 par value
Authorized 25,000,000 shares
Issued and outstanding 4,609,116 shares	—	46	(46)	(D)	—	—	—		—
Additional paid-in capital	—	39,947	(39,947)	(D)	—	—	—		—
Accumulated deficit	—	(7,243)	8,395	(D)	—	—	—		—
			(1,152)	(A1)
Accumulated other comprehensive gain (loss)	—	111	(111)	(D)	—	—	—		—

BOE Financial Services of Virginia, Inc.
Common Stock, $5 par value
Authorized 10,000,000 shares
Issued and outstanding 1,214,098 shares	—	—	—		—	6,070	(6,070)	(M)	—
Additional paid-in capital	—	—	—		—	5,613	(5,613)	(M)	—
Retained Earnings	—	—	—		—	18,780	(18,780)	(M)	—
Accumulated other comprehensive income (loss)	—	—	—		—	(34)	34	(M)	—

Total stockholders’ equity	45,442	32,861	18,430		96,733	30,429	22,386		149,548

Total liabilities and stockholders’ equity	59,707	251,725	14,078		325,510	315,848	25,798		667,156

Book value									$7.02
Tangible book value									$4.49
See Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

COMMUNITY BANKERS TRUST CORP.
TRANSCOMMUNITY FINANCIAL CORPORATION
BOE FINANCIAL SERVICES OF VIRGINIA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTH PERIOD ENDING MARCH 31, 2008
(in thousands)

						BOE Financial			Pro Forma
	Community	Transcommunity	Pro Forma		Pro Forma	Services of	Pro Forma		Combined
	Bankers	Financial	Acquisition		Combined (CBT	Virginia, Inc	Acquisition		(CBT, TFC &
	Trust Corp. (CBT)	Corporation (TFC)	Adjustments		& TFC)	(BOE)	Adjustments		BOE)
		(In thousands, except per share data)
Interest income	$405	$4,296	$(89)	(H)	$4,612	$4,699	$(16)	(Q)	$9,295
Interest expense	—	1,963	(489)	(I)	1,474	2,304	(248)	(R)	3,530

Net interest income	405	2,333	400		3,138	2,395	232		5,765

Provision for loan losses	—	862	—		862	—	—		862

Net interest income after provision for loan losses	405	1,471	400		2,276	2,395	232		4,903

Noninterest income	—	263	—		263	527	—		790

Noninterest expense	220	2,457	4	(G1)	2,681	2,457	17	(P1)	5,155
Amortization of intangibles	—	—	148	(G)	148	—	268	(P)	416

Total noninterest expense	220	2,457	152		2,829	2,457	285		5,571

Income (loss) from continuing operations before income taxes	185	(723)	248		(290)	465	(53)		122
Provision for income taxes	74	(244)	84	(S)	(86)	91	(18)	(S)	(13)

Net income (loss)	111	(479)	164		(204)	374	(35)		135

Net Income (Loss) Per Common Share
Basic	$0.01	$(0.10)			$(0.01)	$0.31			$0.01
Diluted	$0.01	$(0.10)			$(0.01)	$0.31			$0.01

Weighted Average Shares Outstanding
Basic	7,875,001	4,587,478			14,389,220	1,212,740			21,335,552
Diluted	10,322,529	4,587,478			16,836,748	1,217,447			23,810,041
See Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

COMMUNITY BANKERS TRUST CORP.
TRANSCOMMUNITY FINANCIAL CORPORATION
BOE FINANCIAL SERVICES OF VIRGINIA, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007
(in thousands)

						BOE Financial			Pro Forma
	Community	Transcommunity	Pro Forma		Pro Forma	Services of	Pro Forma		Combined
	Bankers	Financial	Acquisition		Combined (CBT	Virginia, Inc	Acquisition		(CBT, TFC &
	Trust Corp. (CBT)	Corporation (TFC)	Adjustments		& TFC)	(BOE)	Adjustments		BOE)
		(In thousands, except per share data)
Interest income	$1,944	$17,143	$(356	) (H)	$18,731	$18,694	$(62	) (Q)	$37,363
Interest expense	—	6,676	(1,954	) (I)	4,722	8,695	(992	) (R)	12,425

Net interest income	1,944	10,467	1,598		14,009	9,999	930		24,938

Provision for loan losses	—	1,686	—		1,686	6	—		1,692

Net interest income after provision for loan losses	1,944	8,781	1,598		12,323	9,993	930		23,246

Noninterest income	—	1,110	—		1,110	1,963	—		3,073

Noninterest expense	263	10,643	17	(G1)	10,923	8,768	67	(P1)	19,758
Amortization of intangibles	—	—	590	(G)	590	—	1,071	(P)	1,661

Total noninterest expense	263	10,643	607		11,513	8,768	1,138		21,419

Income (loss) from continuing operations before income taxes	1,681	(752)	991		1,920	3,188	(208)		4,900
Provision for income taxes	576	(3,325)	337	(S)	(2,412)	580	(71	) (S)	(1,903)

Net income from continuing operations	1,105	2,573	654		4,332	2,608	(137)		6,803
Net (loss) from discontinued operations	—	(77)	—		(77)	—	—		(77)

Net income	1,105	2,496	654		4,255	2,608	(137)		6,726

Net Income (Loss) Per Common Share
Basic	$0.14	$0.54			$0.30	$2.16			$0.32
Diluted	$0.11	$0.54			$0.25	$2.15			$0.28

Weighted Average Shares Outstanding
Basic	7,875,001	4,586,741			14,388,173	1,209,761			21,317,442
Diluted	10,307,433	4,586,741			16,820,605	1,214,943			23,779,556

(1)	For the nine month period ended December 31, 2007.

(2)	For the twelve month period ended December 31, 2007

(3)	For the twelve month period ended December 31, 2007
See Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

Note 1

Described below is the pro forma estimate of the total purchase price of the transaction as well as the adjustment to allocate the purchase price based on the preliminary estimates of the fair values of the assets and liabilities of Transcommunity Financial Corporation.

TFC anticipates incurring non-recurring charges related to the merger. These charges are estimated to be $2,691,000 to be paid in the third and fourth quarters of 2008 and relate primarily to the termination of certain data processing contracts and severance payments.

Estimated fair value of Community Bankers Trust Corp.’s common shares to be issued to Transcommunity Financial Corporations’ stockholders	48,563
Fair value of vested Community Bankers Trust Corp.’s common shares to be issued to Transcommunity Financial Corporations’ restricted stockholders	236
Fair value of vested Community Bankers Trust Corp.’s common shares to be issued to Transcommunity Financial Corporations’ option holders	2,492
Transaction related costs incurred by Community Bankers Trust Corp. in the merger	1,644

Total purchase price paid by Community Bankers Trust Corp. for Transcommunity Financial Corporation	52,935
Less adjusted net assets of Transcommunity Financial Corporation	(31,587)

Goodwill recorded in the merger	21,348

The adjusted net assets of Transcommunity Financial Corporation are determined as follows:
Transcommunity Financial Corporations’ stockholders’ equity at March 31, 2008	32,861
Less special dividend of $0.25 per share	(1,152)
Less transaction related costs incurred by Transcommunity Financial Corporation in the merger	(1,029)
Less non-recurring charges	(2,691)
Adjustments for fair values of assets acquired and liabilities assumed	3,598

Adjusted net assets of Transcommunity Financial Corporation	31,587

The fair value adjustments for the Transcommunity Financial Corporation assets acquired and liabilities assumed are as follows:
Increase in loans	1,423
Increase in securities	—
Core deposit intangible	5,308
Increase in fixed assets	675
Increase in deposits	(1,954)
Deferred taxes	(1,854)

Total purchase adjustments	3,598

Estimated fair value of Community Bankers Trust Corp.’s
common shares to be issued to Transcommunity Financial
Corporations’ stockholders	Common Stock	Restricted Stock	Stock Options

Number of shares for Transcommunity Financial Corporation	4,609,116	22,375	236,550
Exchange ratio	1.42	1.42	1.42

	6,544,945	31,773	335,901
Stock price	7.42	7.42	7.42

	48,563,490	235,752	2,492,385

Described below is the pro forma estimate of the total purchase price of the transaction as well as the adjustment to allocate the purchase price based on the preliminary estimates of the fair values of the assets and liabilities of BOE Financial Services of Virginia:

BOE anticipates incurring non-recurring charges related to the merger. These charges are estimated to be $230,000 to be paid in the third and fourth quarters of 2008 and relate primarily to the termination of certain data processing contracts.

Estimated fair value of Community Bankers Trust Corp.’s common shares to be issued to BOE Financial Services of Virginia’s’ stockholders	51,600
Fair value of vested Community Bankers Trust Corp.’s common shares to be issued to BOE Financial Services of Virginia’s option holders	1,215
Transaction related costs incurred by Community Bankers Trust Corp. in the merger	1,503

Total purchase price paid by Community Bankers Trust Corp. for BOE Financial Services of Virginia	54,318
Less adjusted net assets of BOE Financial Services of Virginia	(37,427)

Goodwill recorded in the merger	16,891

The adjusted net assets of BOE Financial Services of Virginia are determined as follows:
BOE Financial Services of Virginia’s stockholders’ equity at March 31, 2008	30,429
Less transaction related costs incurred by BOE Financial Services of Virginia in the merger	(687)
Less non-recurring charges	(230)
Adjustments for fair values of assets acquired and liabilities assumed	7,915

Adjusted net assets of BOE Financial Services of Virginia	37,427

The fair value adjustments for the BOE Financial Services of Virginia assets acquired and liabilities assumed are as follows:
Increase in loans	656
Increase in securities	2
Core deposit intangible	9,643
Increase in fixed assets	2,684
Increase in deposits	(992)
Deferred taxes	(4,078)

Total purchase adjustments	7,915

Estimated fair value of Community Bankers Trust Corp.’s
common shares to be issued to BOE Financial Services of Virginia’s stockholders	Common Stock	Stock Options

Number of shares for BOE Financial Services of Virginia	1,214,098	28,591
Exchange ratio	5.7278	5.7278

	6,954,111	163,764
Stock price	7.42	7.42

	51,599,500	1,215,125

Note 2 — DESCRIPTION OF PRO FORMA TRUST ADJUSTMENTS
The purchase accounting and pro forma adjustment related to the unaudited pro forma condensed combined consolidated balance sheet and income statements are described below:

A.	Issuance of 6,544,945 shares of Community Bankers Trust Corp. $0.01 par value common stock with an effective date value of $7.42 per shares, combined with the value of vested options issued to Transcommunity Financial Corporation option holders.

A.1	Payment of special dividend of $0.25 per share to Transcommunity stockholders prior to the effective time of the merger.

B.	To record the release of funds held in trust.

C.	To record liabilities incurred for transaction costs.

C1.	To record liabilities for non-recurring charges.

C2.	To record deferred taxes on core deposit intangible and fair value adjustments.

D.	To eliminate Transcommunity Financial Corporation’s equity accounts.

E.	To record fair value adjustments to Transcommunity Financial Corporation’s assets acquired and liabilities assumed.

F.	To record goodwill.

G.	To record amortization of the core deposit intangible using the straight-line method over a nine-year period.

G1.	To record depreciation of the fixed asset market value adjustment over a 40 year period.

H.	To reduce interest income for the effects of the fair value adjustments to loans over a four year period.

I.	To reduce interest expense for the effects of the fair value adjustments to deposits over a one year period.

J1.	To record refund of funds to converting stockholders, representing 19.99%.

K.	Issuance of 6,954,111 shares of Community Bankers Trust Corp. $0.01 par value common stock with an effective date value of $7.42 per shares, combined with the value of vested options issued to BOE Financial Services of Virginia, Inc. option holders.

L.	To record liabilities incurred for transaction costs.

L1.	To record liabilities for non-recurring charges.

L2.	To record deferred taxes on core deposit intangible and fair value adjustments.

M.	To eliminate BOE Financial Services of Virginia, Inc.’s equity accounts.

N.	To record fair value adjustments to BOE Financial Services of Virginia, Inc.’s assets acquired and liabilities assumed.

O.	To record goodwill.

P.	To record amortization of the core deposit intangible using the straight-line method over a nine-year period.

P1.	To record depreciation of the fixed asset market value adjustment over a 40 year period.

Q.	To reduce interest income for the effects of the fair value adjustment to loans over an eleven year period.

Q1.	To reduce interest income for the effects of the fair value adjustment to securities over a one year period.

R.	To reduce interest expense for the effects of the fair value adjustments to deposits over a one year period.

S.	Tax effect of adjustments.